UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2024
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BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
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001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2024, BurgerFi International, Inc. (the “Company”) and Plastic Tripod, Inc., a Delaware corporation and a subsidiary of the Company (“Plastic Tripod,” and together with the Company, the “Borrowers”), entered into a forbearance agreement with their lender and further amended their existing Credit Agreement, dated as of December 15, 2015 (as amended from time to time, the “Credit Agreement”), among the Borrowers, the subsidiary guarantors party thereto (collectively, the “Guarantors”), Regions Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and TREW Capital Management Private Credit 2 LLC, a Delaware limited liability company, as lender (the “Lender”), pursuant to that certain Forbearance Agreement and Seventeenth Amendment to Credit Agreement, dated as of May 30, 2024 (the “Forbearance Agreement”), by and among the Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and the Lender. Capitalized terms used but not defined herein shall have meaning assigned to them in the Credit Agreement.

Under the terms of the Forbearance Agreement, the Lender agreed not to exercise its remedies arising in respect of certain existing and anticipated Events of Default under the Credit Agreement for a period ending on July 31, 2024, subject to the earlier termination of the period upon the occurrence of certain specified events. The Lender also agreed to allow the Borrowers to access the remaining $2,000,000 of availability under the existing revolving credit facility, contingent upon the Borrowers obtaining an additional $2,000,000 subordinated loan (the “Incremental Term Loan”) from its existing subordinated lender, CP7 Warming Bag , L.P., an affiliate of L Catterton (the “Junior Lender”). In addition, the Forbearance Agreement includes provisions increasing the applicable interest rate on the loans to 12.5% per annum, modifying certain reporting requirements and adding a series of required transaction milestones with respect to the sale of the Company.

The Junior Lender made the Incremental Term Loan by entering into that certain Amendment No. 1 to Secured Promissory Note (the “SPN Amendment”) with the Borrowers and the Guarantors on May 30, 2024, which amends that certain Secured Promissory Note dated February 24, 2023 among the parties. Pursuant to the terms of the SPN Amendment, $1,500,000 of the Incremental Term Loan was advanced upon the effectiveness of the Forbearance Agreement, with the remaining $500,000 to be made available at the sole discretion of the Junior Lender at the request of the Borrowers, subject to the satisfaction of certain specified conditions, at which time the remaining $500,000 under the Company’s revolving credit facility under the Credit Agreement would also become available to the Borrowers.

The foregoing descriptions of the Forbearance Agreement and SPN Amendment are summaries and are qualified in their entirety by reference to the full text of the Forbearance Agreement and SPN Amendment, respectively, which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Executive Chairman of the Board and Director

On May 23, 2024, the Company and Ophir Sternberg entered into a Confidential Separation Agreement and General Release (the “Separation Agreement”), pursuant to which Mr. Sternberg resigned (the “Resignation”) as Executive Chairman of the Board and a Class C member of the Board of Directors (the “Board”) of the Company, effective immediately and provided a release of certain claims, if any, against the Company in exchange for a grant (the “Grant”) of 600,000 unrestricted shares of common stock of the Company pursuant to an award agreement (the “Award Agreement”), as designated by Mr. Sternberg. Notwithstanding the foregoing, Mr. Sternberg has the ability to revoke the Separation Agreement with respect to his waiver of any age discrimination, retaliation or harassment claims within seven (7) days of his execution thereof, which execution occurred on May 23, 2024, and in the event of such revocation, the amount of the Grant shall be reduced to 300,000 shares.

The foregoing descriptions of the Separation Agreement and Award Agreement are summaries and are qualified in their entirety by reference to the full text of the Separation Agreement and Award Agreement, respectively, which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Bachmann Employment Agreement Amendment

As previously disclosed by the Company, on May 23, 2023, the Company entered into an employment agreement (the “Bachmann Employment Agreement”) with Carl Bachmann, the Chief Executive Officer of the Company. On May 23, 2024, the Company entered into an amendment (the “Bachmann Amendment”) to the Bachmann Employment Agreement, which provides that, in the event there is a change of control (as defined in the Company’s 2020 Omnibus Equity Incentive Plan) or the sale of more than 50% of the assets of the Company, in each case during the one-year period following the date of the Bachmann Amendment, and Mr. Bachmann is terminated without cause or resigns with good reason (each as defined in the Bachmann Employment Agreement) on or following the date of such change of control or sale of assets but on or prior to the one-year anniversary of the Bachmann Amendment, Mr. Bachmann will receive a payment of $1,000,000 as well as the enhanced severance provided for in the Bachmann Employment Agreement for a change of control termination. In addition, the Bachmann Amendment makes certain technical amendments to the language of the Bachmann Employment Agreement.

The foregoing description of the Bachmann Amendment is a summary and is qualified in its entirety by reference to the full text of the Bachmann Amendment, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Jones Employment Agreement Amendment

As previously disclosed by the Company, on June 8, 2023, the Company entered into an employment agreement (the “Jones Employment Agreement”) with Chris Jones, the Chief Financial Officer of the Company. On May 23, 2024, the Company entered into an amendment (the “Jones Amendment”) to the Jones Employment Agreement, which provides that, in the event there is a change of control (as defined in the Company’s 2020 Omnibus Equity Incentive Plan) or a sale of more than 50% of the assets of the Company, in each case during the one-year period following the date of the Jones Amendment, and Mr. Jones is terminated without cause or resigns with good reason (each as defined in the Jones Employment Agreement) on or following the date of such change of control or sale of assets but on or prior to the one-year anniversary of the Jones Amendment, Mr. Jones will receive a payment of $500,000 as well as the severance provided for in the Jones Employment Agreement. In addition, the Jones Amendment makes certain technical amendments to the language of the Jones Employment Agreement.

The foregoing description of the Jones Amendment is a summary and is qualified in its entirety by reference to the full text of the Jones Amendment, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2024, the Company amended and restated its Second Amended and Restated Bylaws to remove references in Article IV to an Executive Chairman of the Board role. Pursuant to Section 8.8 of the Second Amended and Restated Bylaws, the amendment and restatement was approved by the Board. A copy of the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release issued May 30, 2024 announcing the Resignation, the Bachmann Amendment, the Jones Amendment and Mr. Heidecorn’s appointment and Kroll Securities, LLC’s engagement as disclosed in Item 8.01 of this Current Report on Form 10-K, which is incorporated herein by reference.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Age”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

Appointment of Chairman of the Board

On May 23, 2024, the Board appointed (the “Appointment”) David Heidecorn, a Class A independent member of the Board and a Senior Advisor to and former Partner of L Catterton, to serve as Chairman of the Board, effective following the Resignation, to hold such position at the pleasure of the Board until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

A brief biography of Mr. Heidecorn is provided in the Company’s definitive proxy statement for its 2024 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 25, 2024 under the section titled, “PROPOSAL 1: DIRECTOR ELECTION PROPOSAL—Class A Directors Continuing in Office until the 2025 Annual Meeting of Stockholders,” which disclosure is incorporated by reference herein.

Engagement of Financial Advisor

In connection with the Forbearance Agreement, Bachmann Amendment, Jones Amendment, Resignation and Appointment, the Board has determined to initiate a process to evaluate potential strategic alternatives and has engaged Kroll Securities, LLC (Joshua Benn; joshua.benn@kroll.com / Tel. 1 (212) 450-2840) as its financial advisor in this endeavor.

Forward-Looking Statements

This Form 8-K may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s ability maintain continuity of its management. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended January 1, 2024, our subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the Securities and Exchange Commission, including our ability to continue to access liquidity, to pursue and enter into a strategic transaction or seek a strategic transaction while in bankruptcy protection to maintain our listing on the Nasdaq Stock Exchange, and to continue as a going concern, as well as to successfully realize the expected benefits of the acquisition of Anthony’s, or any other factors. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements included in this Form 8-K. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of BurgerFi International, Inc.

99.1	Press release, dated May 30, 2024*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*     Furnished but not filed.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 30, 2024

BURGERFI INTERNATIONAL, INC.

By:	/s/ Carl Bachmann
Carl Bachmann, Chief Executive Officer